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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





        Date of Report (Date of earliest event reported): AUGUST 17, 2004





                         NORTHERN BORDER PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)


          DELAWARE                       1-12202                 93-1120873
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)


                13710 FNB PARKWAY
                 OMAHA, NEBRASKA                                 68154-5200
    (Address of principal executive offices)                     (Zip Code)


                                 (402) 492-7300
              (Registrant's telephone number, including area code)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         99.1   Northern Border Partners, L.P. press release dated August 17,
                2004.


ITEM 9. REGULATION FD DISCLOSURE.

         Attached as Exhibit 99.1 is a copy of Northern Border Partners, L.P. press release, dated August 17, 2004, regarding the Eastern Extension Project on its Midwestern Gas Transmission pipeline.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      Northern Border Partners, L.P.
                                      (A Delaware Limited Partnership)


Dated:   August 17, 2004              By:   /s/  Jerry L. Peters
                                         ---------------------------------------
                                          Jerry L. Peters
                                          Chief Financial and Accounting Officer

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                                  EXHIBIT INDEX


Exhibit
Number       Description
-------      -----------
 99.1    --  Northern Border Partners, L.P. Press Release dated August 17, 2004.